                                                                   EXHIBIT 99.19

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

IN RE:  TAL WIRELESS NETWORKS, INC.               CASE NO: 97-58435 MM
                                                          --------------

                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

-----------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED        January, 2000
              -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                END OF              END OF             AS OF
                                                                               CURRENT              PRIOR             PETITION
2.     ASSET/LIABILITY SUMMARY                                                  MONTH               MONTH              FILING
                                                                               -------              ------            --------
         Current Assets (Market Value)                                           $  122,522          $  123,141         $  245,867
                                                                           -----------------  ------------------  -----------------
         Total Assets (Market Value)                                             $3,122,522          $3,123,141         $5,665,985
                                                                           -----------------  ------------------  -----------------
         Current Liabilities                                                     $  316,410          $  306,452         $        0
                                                                           -----------------  ------------------  -----------------
         Total Liabilities                                                       $5,683,445          $5,673,487         $5,467,035
                                                                           -----------------  ------------------  -----------------

                                                                                                                     PETITION
                                                                               CURRENT              PRIOR             DATE TO
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                     MONTH               MONTH            MONTH END
                                                                                -----               -----            ---------
         a.  Total Receipts                                                        $      0            $      0           $285,557
                                                                           -----------------  ------------------  -----------------
         b.  Total Disbursements                                                   $    619            $      0           $179,516
                                                                           -----------------  ------------------  -----------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)            $   (619)           $      0           $106,041
                                                                           -----------------  ------------------  =================
         d.  Cash Balance Beginning of Month                                       $123,141            $123,141
                                                                           -----------------  ------------------
         e.  Cash Balance End of Month (c + d)                                     $122,522            $123,141
                                                                           =================  ==================

4.     POST-PETITION LIABILITIES & RECEIVABLES                               RECEIVABLES                            LIABILITIES
                                                                             -----------                            -----------
         Balance at End of Previous Month                                                $0                               $606,452
                                                                           -----------------                      -----------------
         Balance at End of Current Month                                                 $0                               $316,410
                                                                           -----------------                      -----------------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)                                 $0
                                                                           -----------------
         Balance at End of Current Month (over 30 days)                                  $0
                                                                           -----------------

                                                                                               YES                 NO
                                                                                               ---                 --
6.  Are all federal, state, and local taxes current? (if no, attach schedule of
    unpaid items)                                                                            X
                                                                                            ------------------  -----------------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
    listing including date of payment, amount of payment and name of payee)                                      X
                                                                                            ------------------  -----------------
8.  Have any payments been made to officers, insiders, shareholders, relatives?
    (if yes, attach listing including date of payment, amount and reason
    for payment, and name of payee)                                                                              X
                                                                                            ------------------  -----------------
9.  Have any payments been made to professionals? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                              X
                                                                                            ------------------  -----------------
10. If you answered yes to line 7,8, or 9, were all such payments approved by
    the court?                                                                              # N/A
                                                                                            ------------------  -----------------
11. Is the estate insured for replacement cost of assets and for general
    liability?                                                                                N/A
                                                                                            ------------------  -----------------
12. Are U.S. Trustee quarterly fees current?                                                 X
                                                                                            ------------------  -----------------

I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

Date:    2/15/00                        Richard J Redett
     -------------------------          ---------------------------------------
                                                   Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED January, 2000
                                           -----------------

                                   ($        )
                                    --------

         ASSETS

                                                                             FROM SCHEDULES                MARKET VALUE
                                                                             --------------                ------------
            CURRENT ASSETS

    1            Cash and cash equivalents - unrestricted                                                          $  122,522
                                                                                                      ------------------------
    2            Cash and cash equivalents - restricted                                                            $        0
                                                                                                      ------------------------
    3            Accounts receivable (net)                                         A                               $        0
                                                                                                      ------------------------
    4            Inventory                                                         B                               $        0
                                                                                                      ------------------------
    5            Prepaid expenses                                                                                  $        0
                                                                                                      ------------------------
    6            Other:
                         -----------------------------------------------                              ------------------------
    7
                 -------------------------------------------------------                              ------------------------

    8                TOTAL CURRENT ASSETS                                                                          $  122,522
                                                                                                      ------------------------

            PROPERTY AND EQUIPMENT (MARKET VALUE)

    9            Real property                                                     C                               $        0
                                                                                                      ------------------------
   10            Machinery and equipment                                           D                               $        0
                                                                                                      ------------------------
   11            Furniture and fixtures                                            D                               $        0
                                                                                                      ------------------------
   12            Office equipment                                                  D                               $        0
                                                                                                      ------------------------
   13            Leasehold improvements                                            D                               $        0
                                                                                                      ------------------------
   14            Vehicles                                                          D                               $        0
                                                                                                      ------------------------
   15            Other:                                                            D

                         -----------------------------------------------                              ------------------------
   16                                                                              D

                 -------------------------------------------------------                              ------------------------
   17                                                                              D

                 -------------------------------------------------------                              ------------------------
   18                                                                              D

                 -------------------------------------------------------                              ------------------------
   19                                                                              D

                 -------------------------------------------------------                              ------------------------

   20                TOTAL PROPERTY AND EQUIPMENT                                                                  $        0
                                                                                                      ------------------------

            OTHER ASSETS

   21            Notes receivable-net of allowances                                                                $3,000,000
                 -------------------------------------------------------                              ------------------------
   22            Investment-NST                                                                                    $        0
                 -------------------------------------------------------                              ------------------------
   23            Investment-subs                                                                                   $        0
                 -------------------------------------------------------                              ------------------------
   24            Accounts receivable-intercompany net of allowances                                                $        0
                 -------------------------------------------------------                              ------------------------

   25                TOTAL OTHER ASSETS                                                                            $3,000,000
                                                                                                      ------------------------

   26                TOTAL ASSETS                                                                                  $3,122,522
                                                                                                      ========================

         NOTE:
                 Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                             -------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                   ($       )
                                    --------


         LIABILITIES                                                             FROM SCHEDULES
                                                                                 --------------
            POST-PETITION

                 CURRENT LIABILITIES
   27                Salaries and wages
                                                                                                             --------------------
   28                Payroll taxes
                                                                                                             --------------------
   29                Real and personal property taxes
                                                                                                             --------------------
   30                Income taxes
                                                                                                             --------------------
   31                Notes payable (short term)
                                                                                                             --------------------
   32                Accounts payable (trade)                                          A
                                                                                                             --------------------
   33                Real property lease arrearage
                                                                                                             --------------------
   34                Personal property lease arrearage
                                                                                                             --------------------
   35                Accrued professional fees                                                                          $291,410
                                                                                                             --------------------
   36                Current portion of long-term debt (due within 12 months)
                                                                                                             --------------------
   37                Other:
                                        ---------------------------------------                              --------------------
   38                    Unearned Deposit for legal fees                                                                 $25,000
                         ------------------------------------------------------                              --------------------
   39
                         ------------------------------------------------------                              --------------------
   40                TOTAL CURRENT LIABILITIES                                                                          $316,410
                                                                                                             --------------------
   41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                             --------------------
   42                TOTAL POST-PETITION LIABILITIES                                                                    $316,410
                                                                                                             --------------------
            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
   43                Secured claims                                                    E
                                                                                                             --------------------
   44                Priority unsecured claims                                         E                                $101,776
                                                                                                             --------------------
   45                General unsecured claims                                          E                              $5,265,259
                                                                                                             --------------------
   46                TOTAL PRE-PETITION LIABILITIES                                                                   $5,367,035
                                                                                                             --------------------
   47                TOTAL LIABILITIES                                                                                $5,683,445
                                                                                                             --------------------
         EQUITY (DEFICIT)

   48                    Preferred Stock                                                                                 $80,000
                         ------------------------------------------------------                              --------------------
   49                    Common Stock                                                                                    $28,846
                         ------------------------------------------------------                              --------------------
   50                    Additional Paid-In Capital                                                                  $18,461,441
                         ------------------------------------------------------                              --------------------
   51                    Accumulated Deficit                                                                        ($21,096,467)
                         ------------------------------------------------------                              --------------------
   52            Market value adjustment                                                                                ($34,743)
                                                                                                             --------------------
   53                TOTAL EQUITY (DEFICIT)                                                                          ($2,560,923)
                                                                                                             --------------------


   54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                           $3,122,522
                                                                                                             =====================

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)

                                  ($        )
                                    --------

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                               ACCOUNTS         ACCOUNTS PAYABLE
         Receivables and Payables Ageings                     RECEIVABLE         [POST PETITION]            POST PETITION DEBT
            0 -30 Days
                                                           -----------------   --------------------
            31-60 Days
                                                           -----------------   --------------------
            61-90 Days                                                                                                         $0
                                                           -----------------   --------------------     --------------------------
            91+ Days
                                                           -----------------   --------------------
            Total accounts receivable/payable                            $0                     $0
                                                           -----------------   ====================
            Allowance for doubtful accounts
                                                           -----------------
            Accounts receivable (net)                                    $0
                                                           =================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


         TYPES AND AMOUNT OF INVENTORY(IES)                                     COST OF GOODS SOLD
         ----------------------------------                                     ------------------
                                             INVENTORY(IES)        Inventory Beginning of Month
                                              BALANCE AT                                                 ------------------------
                                             END OF MONTH
                                             ------------          Add -
         Retail/Restaurants -                                              Net purchases
                                                                                                         ------------------------
            Product for resale                                             Direct labor
                                          ----------------------                                         ------------------------
                                                                           Manufacturing overhead
                                                                                                         ------------------------
         Distribution -                                                    Freight in
                                                                                                         ------------------------
            Product for resale                                             Other:
                                          ----------------------
                                                                           ------------------------      ------------------------
         Manufacturer -
                                                                           ------------------------      ------------------------
            Raw materials
                                          ----------------------
            Work-in-progress                                       Less -
                                          ----------------------
            Finished goods                                                 Inventory End of Month
                                          ----------------------                                         ------------------------
                                                                           Shrinkage
                                                                                                         ------------------------
         Other -                                                           Personal Use
                                          ----------------------                                         ------------------------
            Explain
                     -------------------
                                                                   Cost of Goods Sold                                         $0
            ----------------------------                                                                 ========================
                 TOTAL                                       $0
                                          ======================
         METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS
         ---------------------------                                     ---------------------------
         Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory valuation used.
                                Yes              No
                                    ----            ---
         How often do you take a complete physical inventory?            Valuation methods -
                                                                                 FIFO cost
                                                                                                         --------------------
            Weekly                                                               LIFO cost
                                    ----                                                                 --------------------
            Monthly                                                              Lower of cost or
                                    ----
            Quarterly                                                                market
                                    ----                                                                 --------------------
            Semi-annually                                                        Retail method
                                    ----                                                                 --------------------
            Annually
                                    ----
                                                                                 Other -
                                                                                                         --------------------
         Date of last physical inventory was           Unknown                       Explain
                                                       -----------------
                                                                                     ----------------------------------------
         Date of next physical inventory is            N/A
                                                       -----------------             ----------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

            DESCRIPTION                                                              COST                     MARKET VALUE
            None
            ---------------------------------------------------------         --------------------       ------------------------
            ---------------------------------------------------------         --------------------       ------------------------
            ---------------------------------------------------------         --------------------       ------------------------
            ---------------------------------------------------------         --------------------       ------------------------
                 TOTAL                                                                         $0                             $0
                                                                              ====================       ========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

            DESCRIPTION                                                                COST                     MARKET VALUE
            MACHINERY & EQUIPMENT -
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
                 TOTAL                                                                           $0                             $0
                                                                                ====================       ========================

            FURNITURE & FIXTURES -
            ----------------------------------------------------------         --------------------       ------------------------
            ----------------------------------------------------------         --------------------       ------------------------
            ----------------------------------------------------------         --------------------       ------------------------
            ----------------------------------------------------------         --------------------       ------------------------
                 TOTAL                                                                        $0                             $0
                                                                               ====================       ========================

            OFFICE EQUIPMENT -
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
                 TOTAL                                                                           $0                             $0
                                                                                ====================       ========================

            LEASEHOLD IMPROVEMENTS -
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
                 TOTAL                                                                           $0                             $0
                                                                                ====================       ========================

            VEHICLES -
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
            ----------------------------------------------------------          --------------------       ------------------------
                 TOTAL                                                                           $0                             $0
                                                                                ====================       ========================

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                                      CLAIMED                      ALLOWED
         LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  AMOUNT                     AMOUNT (b)
         -------------------------------------------                                  ------                     ----------
            Secured claims  (a)
                                                                                --------------------       ------------------------
            Priority claims other than taxes
                                                                                --------------------       ------------------------
            Priority tax claims                                                            $101,776
                                                                                --------------------       ------------------------
            General unsecured claims                                                     $5,265,259
                                                                                --------------------       ------------------------

            (a)      List total amount of claims even if under secured.

            (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE F
                            RENTAL INCOME INFORMATION

                    STATEMENT OF OPERATIONS

                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED   January, 2000
                                            -----------------
                               $
                                ----------------


                           CURRENT MONTH
---------------------------------------------------------
   ACTUAL              FORECAST           VARIANCE

                                                               REVENUES
                                                      $0     1       Gross Sales
------------------   -----------------   ----------------
                                                      $0     2       less: Sales Returns & Allowances
------------------   -----------------   ----------------
                                                      $0     3       Net Sales
------------------   -----------------   ----------------
                                                      $0     4       less: Cost of Goods Sold                (Schedule 'B')
------------------   -----------------   ----------------
                                                      $0     5       Gross Profit
------------------   -----------------   ----------------
                                                      $0     6       Interest
------------------   -----------------   ----------------
                                                             7       Other Income:
                                                      $0     8       Miscellaneous
------------------   -----------------   ----------------            ------------------------------------------------------------
                                                      $0     9       Insurance Settlement
------------------   -----------------   ----------------            ------------------------------------------------------------

               $0                  $0                 $0    10            TOTAL REVENUES
------------------   -----------------   ----------------

                                                               EXPENSES
                                                      $0    11       Compensation to Owner(s)/Officer(s)
------------------   -----------------   ----------------
                                                      $0    12       Salaries/Commissions
------------------   -----------------   ----------------
                                                      $0    13       Management Fees
------------------   -----------------   ----------------
                                                      $0    14       Depreciation
------------------   -----------------   ----------------
                                                      $0    15       Taxes:
------------------   -----------------   ----------------
                                                      $0    16            Employer Payroll Taxes
------------------   -----------------   ----------------
                                                      $0    17            Real Property Taxes
------------------   -----------------   ----------------
                                                      $0    18            Other Taxes
------------------   -----------------   ----------------
                                                      $0    19       Other Selling
------------------   -----------------   ----------------
                                                      $0    20       Other Administrative
------------------   -----------------   ----------------
                                                      $0    21       Write-off Investment Subs
------------------   -----------------   ----------------
                                                            22       Other Expenses:
                                                      $0    23       Storage Rental
------------------   -----------------   ----------------            ------------------------------------------------------------
                                                      $0    24       Accounting
------------------   -----------------   ----------------            ------------------------------------------------------------
                                                      $0    25       Press Release
------------------   -----------------   ----------------            ------------------------------------------------------------
                                                      $0    26       Telecommunications
------------------   -----------------   ----------------            ------------------------------------------------------------
             $369                                  ($369)   27       SEC Reporting
------------------   -----------------   ----------------            ------------------------------------------------------------
                                                      $0    28       Litigation Costs
------------------   -----------------   ----------------            ------------------------------------------------------------
                                                      $0    29       Write-off of Accounts Receivable
------------------   -----------------   ----------------            ------------------------------------------------------------
                                                      $0    30       Writedown of Notes Receivable
------------------   -----------------   ----------------            ------------------------------------------------------------
             $369                  $0              ($369)   31            TOTAL EXPENSES
------------------   -----------------   ----------------
            ($369)                 $0              ($369)   32 SUBTOTAL
------------------   -----------------   ----------------
                                                               REORGANIZATION ITEMS
           $9,958                                ($9,958)   33       Professional Fees
------------------   -----------------   ----------------
                                                      $0    34       Provisions for Rejected Executory Contracts
------------------   -----------------   ----------------
                                                                     Interest Earned on Accumulated Cash
                                                      $0    35            Resulting from Chp 11 Case
------------------   -----------------   ----------------
                                                      $0    36       Gain or (Loss) from Sale of Equipment
------------------   -----------------   ----------------
             $250                                  ($250)   37       US Trustee Fees
------------------   -----------------   ----------------            ------------------------------------------------------------
                                                      $0    38       Loss from Sale of Investments
------------------   -----------------   ----------------            ------------------------------------------------------------
          $10,208                  $0           ($10,208)   39            TOTAL REORGANIZATION ITEMS
------------------   -----------------   ----------------
         ($10,577)                 $0           ($10,577)   40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES
------------------   -----------------   ----------------
                                                      $0    41       Federal & State Income Taxes
------------------   -----------------   ----------------
         ($10,577)                 $0           ($10,577)   42 NET PROFIT (LOSS)
==================   =================   ================

                                                                                          CUMULATIVE              NEXT MONTH
                                                                                        (CASE TO DATE)             FORECAST
   REVENUES
 1       Gross Sales                                                                               $7,000
                                                                                      --------------------    --------------------
 2       less: Sales Returns & Allowances
                                                                                      --------------------    --------------------
 3       Net Sales                                                                                 $7,000                      $0
                                                                                      --------------------    --------------------
 4       less: Cost of Goods Sold                (Schedule 'B')                                   $68,271
                                                                                      --------------------    --------------------
 5       Gross Profit                                                                            ($61,271)                     $0
                                                                                      --------------------    --------------------
 6       Interest                                                                                     $92
                                                                                      --------------------    --------------------
 7       Other Income:
 8       Miscellaneous                                                                             $4,340
         --------------------------------------------------------------               --------------------    --------------------
 9       Insurance Settlement                                                                    $130,000
         --------------------------------------------------------------               --------------------    --------------------
10            TOTAL REVENUES                                                                      $73,161                      $0
                                                                                      --------------------    --------------------
   EXPENSES
11       Compensation to Owner(s)/Officer(s)
                                                                                      --------------------    --------------------
12       Salaries/Commissions
                                                                                      --------------------    --------------------
13       Management Fees
                                                                                      --------------------    --------------------
14       Depreciation
                                                                                      --------------------    --------------------
15       Taxes:
                                                                                      --------------------    --------------------
16            Employer Payroll Taxes
                                                                                      --------------------    --------------------
17            Real Property Taxes
                                                                                      --------------------    --------------------
18            Other Taxes                                                                          $2,303
                                                                                      --------------------    --------------------
19       Other Selling
                                                                                      --------------------    --------------------
20       Other Administrative                                                                      $2,322
                                                                                      --------------------    --------------------
21       Write-off Investment Subs                                                               $112,618
                                                                                      --------------------    --------------------
22       Other Expenses:
23       Storage Rental                                                                           $6,045
         ---------------------------------------------------------------             --------------------    --------------------
24       Accounting                                                                               $1,510
         ---------------------------------------------------------------             --------------------    --------------------
25       Press Release                                                                              $725
         ---------------------------------------------------------------             --------------------    --------------------
26       Telecommunications                                                                       $5,015
         ---------------------------------------------------------------             --------------------    --------------------
27       SEC Reporting                                                                           $10,632
         ---------------------------------------------------------------             --------------------    --------------------
28       Litigation Costs                                                                         $1,193
         ---------------------------------------------------------------             --------------------    --------------------
29       Write-off of Accounts Receivable                                                        $55,156
         ---------------------------------------------------------------             --------------------    --------------------
30       Writedown of Notes Receivable                                                        $2,000,000
         ---------------------------------------------------------------             --------------------    --------------------
31            TOTAL EXPENSES                                                                   $2,197,519                      $0
                                                                                      --------------------    --------------------
32 SUBTOTAL                                                                                   ($2,124,358)                     $0
                                                                                      --------------------    --------------------
   REORGANIZATION ITEMS
33       Professional Fees                                                                       $408,736
                                                                                      --------------------    --------------------
34       Provisions for Rejected Executory Contracts
                                                                                      --------------------    --------------------
         Interest Earned on Accumulated Cash
35            Resulting from Chp 11 Case
                                                                                      --------------------    --------------------
36       Gain or (Loss) from Sale of Equipment                                                     $4,592
                                                                                      --------------------    --------------------
37       US Trustee Fees                                                                           $3,250
         ---------------------------------------------------------------------        --------------------    --------------------
38       Loss from Sale of Investments                                                           $220,000
         ---------------------------------------------------------------------        --------------------    --------------------
39            TOTAL REORGANIZATION ITEMS                                                         $627,394                      $0
                                                                                      --------------------    --------------------
40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                                             ($2,751,752)                     $0
                                                                                      --------------------    --------------------
41       Federal & State Income Taxes
                                                                                      --------------------    --------------------
42 NET PROFIT (LOSS)                                                                          ($2,751,752)                     $0
                                                                                      ====================    ====================
EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED  January, 2000
                                           -----------------

CASH BALANCE BEGINNING OF MONTH                                                       $123,141
                                                                         ----------------------
CASH RECEIPTS  (1)                                                                          $0
                                                                         ----------------------
CASH DISBURSEMENTS  (1)                                                                   $619
                                                                         ----------------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                       ($619)
                                                                         ----------------------
CASH BALANCE END OF MONTH                                                             $122,522
                                                                         ======================


RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                     ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                     ---------                ---------                 ---------
BANK                                            Wells Fargo              Mallesons Stephen        Murray & Murray
                                                ---------------------    ---------------------    ----------------------
ACCOUNT TYPE                                    Checking                 Trust Account            Trust Account
                                                ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                     0114-458243
                                                ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                 General                  Litigation Trust         Deposit Trust
                                                ---------------------    ---------------------    ----------------------
BALANCE, END OF MONTH                                        $71,349                  $26,173                   $25,000
                                                ---------------------    ---------------------    ----------------------
TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                        $122,522
                                                =====================

(1) Excluding bank transfers between your accounts.